420575

QUITCLAIM MINING DEED

THIS INDENTURE, Made this 29TH day of November, 2004, by and between DAYBREAK MINES, INC., a Washington corporation, Party of the First Part, and SILVER CROWN MINING COMPANY, an Idaho corporation, P. O. Box 2170, Osburn, Idaho 83849, Party of the Second Part.

WITNESSETH:

The said party of the first part, for and in consideration of the sum of One Dollar ($1.00), lawful money of the United States of America, and other good and valuable consideration to it in hand paid by the said party of the second part, the receipt whereof is hereby acknowledged, does by these presents remise, release and forever QUITCLAIM unto the said party of the second part, and to its successors and assigns forever, all its right, title and interest in and to real property situate, lying and being in Shoshone County, State of Idaho, and being more particularly described in **Exhibit A** attached hereto.

TOGETHER with all the dips, spurs, and angles, and also all the metals, ore, mineral-bearing rock and earth therein, and all the rights, privileges and franchises thereto incident, appendent and appurtenant, or therewith usually had or enjoyed; also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity of the party of the first part in or to the said premies and every part and parcel thereof.

ALSO TOGETHER with all and singular the tenements, hereditaments and appurtenances thereunto belonging, or in anywise appertaining, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof.

TO HAVE AND TO HOLD all and singular the said premises,

together with the appurtenances, unto the said party of the second part, and to its successors and assigns forever.

IN WITNESS WHEREOF, the said party of the first part has caused these presents to be executed by its properly authorized officers the day and year first above written.

DAYBREAK MINES, INC.

By [signature] President

ATTEST:

By [signature] Secretary

* * *

STATE OF IDAHO)
) ss.
County of Shoshone)

On this 29th day of November, 2004, before me, the undersigned, a Notary Public in and for the State of Idaho, personally appeared DALE B. LAVIGNE and THOMAS KILBOURNE, known or identified to me to be the President and Secretary, respectively, of DAYBREAK MINES, INC., and acknowledged to me that they executed the same for and on behalf of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

CONNIE L. PENNINGTON
NOTARY PUBLIC
STATE OF IDAHO

[signature]
Notary Public for the State of Idaho
My Commission Expires 7-2-07

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EXHIBIT A

The following unpatented lode mining claims situated in the Evolution Mining District, Shoshone County, Idaho:

Claim	Recorded - Quartz Locations Book	Page
November #1	25	120
November #2	25	121
November #4	25	122
Nancy	34	513

[Received by Daybreak as Instrument No. 199471, Deeds Book 116, Page 330]

Also

The following claims situated in the Placer Center Mining District, Shoshone County, Idaho:

Claim	Recorded - Quartz Locations Book	Page(s)
Union Fraction	40	323 & 324
Union No. 1	38	247 & 248
Union No. 2	38	249 & 250
Union No. 3	38	251 & 252
Union No. 4	38	253 & 254
Union No. 5	38	255 & 256
Union No. 6	38	257 & 258
Dago No. 1	38	269 & 270
Dago No. 2	38	271 & 272

[Received by Daybreak as Instrument No. 199471, Deeds Book 126, Page 106]

Also

An undivided 1/2 interest in and to the **mineral rights only** of the following property, to wit:

Lots Six (6) and Seven (7) in Section Seventeen (17), Township Forty-eight (48) North, Range Four (4), E.B.M., Shoshone County, Idaho

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[Received by Daybreak as Instrument No. 199472, Deeds Book 116, Page 332]

Also

All of the Northeast Quarter (NE 1/4) of Section Twenty (20), Township Forty-eight (48) North, Range Four (4) E.B.M.,

EXCEPTING that portion of said NE 1/4 of said Section 20 which was conveyed to W. Clayton Miller, Trustee, by that certain deed which was dated May 21, 1907, and which is recorded in the office of the County Recorder of Shoshone County, Idaho, in Book "39" of Deeds at page 190, reference to which is hereby made; and

EXCEPTING, also, that portion of said NE 1/4 of said Section 20 which is bounded and described as follows, to wit: Beginning at a point which is marked by an iron pipe with a brass cap and which is identical with the north quarter corner of Section 20, Township 48 North, Range 4 E.B.M.; thence South 6° 27' West, a distance of 56.85 feet to a point; thence South 7° 44' West a distance of 181.64 feet to a point; thence South 31° 27' East a distance of 64.61 feet to a point; thence North 85° 54' East a distance of 133.14 feet to a point; thence North 9° 42' West a distance of 221.40 feet to a point; thence North 20°40' West a distance of 70.26 feet to a point on the section line common to Sections Seventeen (17) and Twenty (20), Township 48 North, Range 4, E.B.M.; thence South 88° 32' West along the aforesaid common section line a distance of 73.6 feet to the place of beginning.

[Received by Daybreak as Instrument No. 199472, Deeds Book 116, Page 332 and by Instrument No. 212081, Deeds Book 126, Page 108]

Also

The **mineral rights only** of the following-described property, to wit:

An irregular parcel of land lying situate in the NW 1/4 SE 1/4, Section 20, Township 48 North, Range 4 East, Boise Meridian, in Shoshone County, Idaho, more particularly described as follows, to wit:

Beginning at a point on the East Boundary of the NW 1/4 SE 1/4, Section 20, Township 48 North, Range 4 East, Boise Meridian, from which the Northeast Corner of the NW 1/4 SE 1/4 of said Section 20, bears North 0 degrees 42' East a distance of 215.81 feet; thence West a distance of 1067.2 feet to a point; thence South 55.0 feet, more or less, to a point on the Northerly

Exhibit A
Page 2

Right of Way Line of the proposed Coeur d'Alene Yellowstone Trail Highway designated as SN F.A.P. 64-B(3); thence on and along the said Northerly Right of Way Line South 48 degrees 44' East a distance of 223 feet, more or less, to a point; thence South 41 degrees 16' West a distance of 100 feet to a point; thence on and along the Northerly Right of Way Line of the Proposed Coeur d'Alene Yellowstone Trail Highway in a Southeasterly direction on a curve left having a Radius of 3174.3 feet a distance of 1139.1 feet, more or less, to an intersection with the East Boundary of the NW 1/4 SE 1/4 of said Section 20; thence North 0 degrees 42' East on and along the East Boundary of the NW 1/4 SE 1/4 of said Section 20, a distance of 864.0 feet, more or less, to the place of beginning.

Containing 10 acres, more or less.

[Received by Daybreak as Instrument No. 199473, Deeds Book 116, Page 334]

Also

The **mineral rights only** of the following-described parcels:

Parcel No. 1:

Portion of N 1/2 NW 1/4, Section 21, T. 48 N., R. 4 E.B.M. more particularly described as follows, to wit:

Beginning at a point on the north line of Section 21, T. 48 N., R. 4 E.B.M. from which point the North Quarter corner of said Section 21 bears S. 89° 47' E. a distance of 462 feet, running thence South a distance of 679.03 feet to a point which lies East a distance of 31.62 feet from the northeast corner of a tract of land sold to W. A. Nelson, the deed of which sale being recorded at page 200 in Book 54 of Deeds, Records of Shoshone County, Idaho. Running thence West a distance of 1254.66 feet to the northwest corner of said tract; thence S. 30° 45' E. along the westerly line of said tract, a distance of 477.08 feet to the southwest corner thereof; thence S. 19° 10' 30" E. on and along the Westerly side of a tract of land conveyed to C. S. Duncan, which conveyance is recorded at page 318 in Book 57 of Deeds, records of Shoshone County, a distance of 543 feet to a point on the north line of that certain road mentioned in prior conveyances as being the "Cow Trail Road"; thence northwesterly on and along the north line of said road a distance of 470 feet, more or less, to a point on the East Line of that certain tract of land conveyed to Wallace Camp Fire Council, which conveyance is recorded at page 238 of Book 58 of Deeds, records of Shoshone County, Idaho. Thence N. 10° 00' E. on and along the west line

of said tract a distance of 270 feet, more or less, to the northeast corner thereof; thence N. 40° 00' W. on and along the northerly line of said tract a distance of 360 feet to the Northwesterly corner thereof; thence S. 10° 00' W. on and along the westerly line of said tract a distance of 300 feet, more or less, to the south line of the formerly mentioned "Cow Trail Road"; thence northwesterly on and along the south side of said road on a bearing not mentioned in any previous conveyance, but for the purpose of this description, assumed to be N. 41° 44' W., a distance of 450 feet, more or less; thence S. 60° 00' W. a distance of 425 feet, more or less, to a point on the west line of said Section 21, T. 48 N., R. 4 E.B.M.; thence N. 0° 42' E. on and along said section line a distance of 1200 feet to the Northwest Corner of said Section 21; thence S. 89° 47' E. on and along the north line of said Section 21, a distance of 2188.40 feet to the place of beginning, containing 48.663 acres more or less.

Parcel 2:

That portion of the SW 1/4 NE 1/4, Section 21, T. 48 N., R. 4 E.B.M., which lies East of that certain right of way conveyed to the Western Union Mining Co., which conveyance is recorded at page 498 in Book 57 of Deeds, records of Shoshone County, and also that portion of the NW 1/4 SE 1/4 of Section 21, T. 48 N., R. 4 E.B.M. lying east of the above-mentioned right of way and north of that certain tract of land conveyed to Kate and H. E. Faber, which conveyance is recorded at page 275 in Book 61 of Deeds, records of Shoshone County, Idaho.

Parcel 3:

A portion of the SW 1/4 SE 1/4, Section 21, T. 48 N., R. 4 E.B.M. described as follows, to wit:

Beginning at the east corner of the tract from whence the southeast corner of Section 21, T. 48 N., R. 4 E.B.M. bears S. 64° 51' E. a distance of 2384.2 feet. Running thence S. 60° 40' W. a distance of 535 feet, more or less, to a point on the west line of the SE 1/4 SE 1/4 of said Section 21; thence North on and along said west line a distance of 564 feet, more or less, to the northwest corner of said SW 1/4 SE 1/4; thence East a distance of 100 feet; thence S. 50° 30' E. a distance of 475 feet to the place of beginning. Less rights of way and Easements of record.

Parcel 4:

That portion of the SW 1/4 SE 1/4, Section 21, T. 48 N., R. 4

E.B.M. lying east of the Old Yellowstone Trail Highway (now known as the East approach or entrance to Silverton) and north of the south fork of the Coeur d'Alene River,

EXCEPTING therefrom those parcels now standing in the names of James L. Harrington, whose deed is recorded at pages 104 and 105 in Book 78 of Deeds; Roscoe B. Williams whose deeds are recorded at Page 284 in Book 69 of Deeds, Page 682 in Book 80 of Deeds, Page 682 in Book 80 of Deeds, and Page 160 in Book 86 of Deeds; and Jennie Johnson whose conveyance is recorded at page 239 in Book 82 of Deeds, records of Shoshone County, Idaho. Subject to rights of way or record.

The foregoing parcels are of the land conveyed by Shoshone County, Idaho, to Idaho Pastore by that certain tax deed recorded at page 539 in Book 110 of Deeds, records of Shoshone County, Idaho. The descriptions here are made up from the descriptions in various conveyances of land out of the said Section 21. It furnishes an adequate area for taxation purposes but does not purport to be the exact boundaries which, in some instances, are unascertainable, both as to bearings and distance in the absence of an actual survey on the ground.

[Received by Daybreak as Instrument No. 199470, Deeds Book 116, Page 327]

RECORDED
at the request of

DALE LAVIGNE

in

DEEDS

Return to:

DALE LAVIGNE

PO BOX 2170

OSBURN, ID 83849

Fee $ 21.00

420575

2001 NOV 29 PM 3 23

SHOSHONE COUNTY RECORDER